1

                        UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549

                    ____________________

                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): October
                          31, 2003

                    EMPIRE RESORTS, INC.
   (Exact name of registrant as specified in its charter)

          Delaware           1-12522     13-3714474
(State or other jurisdiction(Commission (IRS Employer
          of incorporation) File Number)Identification
                                              No.)

           Route 17B, Monticello, New York  12701
           Address of principal executive offices

  Registrant's telephone number, including area code:
(845)794-4100 ext 478

   ______________________________________________________
    (Former name or former address, if changed since last
                          report.)

Item 5. Other Items.

On October 29, 2003, an affiliate of the Company, Monticello Raceway Management, Inc. ("MRMI") consummated a $3,500,000 loan agreement with The Berkshire Bank. MRMI is a wholly owned subsidiary of Catskill Development, L.L.C. ("Catskill"), in which the Company currently owns a minority interest. Pursuant to the terms of a planned consolidation with Catskill, MRMI is scheduled to become a wholly owned subsidiary of the Company. Prior to the consummation of the loan, Catskill and MRMI entered into a 48 year lease with regard to the Monticello Raceway property, which includes an option to purchase the property. The loan is secured by a leasehold mortgage, a pledge of raceway revenues and security interests in certain equipment.

The leasehold mortgage loan bears interest at 8.75% and matures in two years, with monthly principal and interest payments based on a 48 month amortization schedule. Proceeds from the loan are to be used primarily to pay for design and development costs and site work in connection with the planned improvements to Monticello Raceway in preparation for video lottery operations. Total costs of the improvements are expected to exceed $20,000,000. A portion of the proceeds from the loan is also expected to pay certain administrative expenses of the Company. The Company has entered into a surety agreement with The Berkshire Bank to guarantee the loan.

Item 7.        Financial Statements and Exhibits.

     (c)  Exhibits
     99.1 Surety Agreement dated October 29, 2003

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EMPIRE RESORTS, INC.
Dated: October 31, 2003

                              By  /s/ Robert A.Berman
                                      Robert A. Berman
                                      Chief Executive
                                      Officer

EXHIBIT 99.1

                      SURETY AGREEMENT


This Surety Agreement ("Agreement") is made and executed this 29th day of October, 2003 by Empire Resorts, Inc. ("Surety") in favor of The Berkshire Bank ("Lender") having a place of business at 4 East 39th Street, New York, NY 10016.
The undersigned Surety undertakes and agrees as follows:

1. Obligations Guaranteed. To induce Lender to establish and/or continue financing arrangements with and consider making or continuing certain loans and extending or continuing to extend credit from time to time to Monticello Raceway Management, Inc. ("Borrower"), and for other good and valuable consideration, the Surety, intending to be legally bound, hereby absolutely and unconditionally guarantees and becomes surety for the payment and performance when due (at maturity, upon acceleration, or otherwise) of all of the Obligations of Borrower of every kind or nature, whether joint or several, due or to become due, absolute or contingent, now existing or hereafter arising, and whether principal, interest, fees, costs, expenses or otherwise (including without limitation any interest and/or expenses accruing following the commencement of any insolvency, receivership, reorganization or bankruptcy case or proceeding relating to Borrower, whether or not a claim for post-petition interest and/or expenses is allowed in such case or proceeding). The Surety shall also pay or reimburse Lender on demand for all costs and expenses, including without limitation attorneys' fees, incurred by Lender at any time to enforce, protect, preserve, or defend Lender's rights hereunder and with respect to any property securing this Agreement. All payments hereunder shall be made in lawful money of the United States, in immediately available funds. Unless otherwise defined herein, all capitalized terms shall have the respective meanings given to such terms in that certain Loan and Security Agreement dated the date hereof between Borrower and Lender (as it may hereafter be amended, supplemented, restated or replaced from time to time, the "Loan Agreement").

2.    Representations and Warranties.  The Surety represents
and warrants that:
2.1. Corporate Organization and Validity:
(a) Surety (i) is a corporation, duly organized and validly existing under the laws of the state of Delaware, (ii) has the appropriate power and authority to operate its business and to own its Property and (iii) is duly qualified, is validly existing and in good standing and has lawful power and authority to engage in the business it conducts in each state where the nature and extent of its business requires qualification, except where the failure to so qualify does not and could not have a Material Adverse Effect. A list of all states and other jurisdictions where Surety is qualified to do business is shown on Schedule "2.1" attached hereto and made part hereof.
(b) The making and performance of this Agreement and the other Loan Documents will not violate any law, government rule or regulation, court or administrative order or other such order, or the charter, minutes or bylaw provisions of the Surety, or violate or result in a default (immediately or with the passage of time) under any contract, agreement or instrument to which Surety is a party, or by which Surety is bound. Surety is not in violation of any term of any material agreement or instrument to which it is a party or by which it may be bound, or of its charter, minutes or bylaw provisions.
(c) Surety has all requisite power and authority to enter into and perform this Agreement and to incur the obligations herein provided for, and has taken all proper and necessary action to authorize the execution, delivery and performance of this Agreement.
(d) No consent, license or approval of, or filing or registration with, any governmental authority is necessary for the execution and performance hereof by the Surety.
(e) This Agreement is valid and binding upon Surety and enforceable in accordance with its respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.
2.2.  Places  of Business:  The only places of  business  of
Surety, and the places where Surety keeps and intends to keep its Property, are at the addresses shown on Schedule "2.2" attached hereto and made part hereof.
2.3. Pending Litigation: There are no judgments or judicial or administrative orders or proceedings pending, or to the knowledge of Surety, threatened, against Surety in any court or before any Governmental Authority except as shown on Schedule "2.3" attached hereto and made part hereof. To the knowledge of Surety, there is no investigation (civil or criminal) pending or threatened against Surety in any court or before any Governmental Authority. Surety is not in default with respect to any order of any Governmental Authority. Surety and, to the knowledge of Surety, no current executive officer of Surety, has not been indicted in connection with or convicted of engaging in any criminal conduct, or is currently subject to any lawsuit or proceeding or under investigation in connection with any anti-racketeering or other conduct or activity which, in each case may result in the forfeiture of any Property to any Governmental Authority.
2.4. Title to Properties: Surety has good and marketable title in fee simple (or its equivalent under applicable law) to all the other Property it purports to own, free from Liens and free from the claims of any other Person, except for Permitted Liens.
2.5. Taxes: All tax returns required to be filed by Surety in any jurisdiction have been filed, and all taxes, assessments, fees and other governmental charges upon Surety, or upon any of its Property, income or franchises, which are shown to be due and payable on such returns have been paid, except for those taxes being contested in good faith with due diligence by appropriate proceedings for which appropriate reserves have been maintained under GAAP and as to which no Lien has been entered. Surety is not aware of any proposed additional tax assessment or tax to be assessed against or applicable to Surety.
2.6. Financial Statements: The unaudited balance sheet of Surety as of June 30, 2003, and the related statements of profit and loss, stockholder's equity and cash flow as of such date have been prepared in accordance with GAAP and present fairly in all material respects the financial position of Surety as of such dates and the results of its operations for such periods (except for absence of footnotes and year end adjustments). The fiscal year for Surety currently ends on December 31. Surety's federal tax identification number and state organizational identification number for UCC purposes are as shown on Schedule "2.6" attached hereto and made part hereof.
2.7. Full Disclosure: The financial statements referred to in Section 2.6 of this Agreement do not, nor does any other written statement of Surety to Lender in connection with the negotiation of the Loan, contain any untrue statement of a material fact. Such statements do not omit a material fact, the omission of which would make the statements contained therein misleading. There is no fact known to Surety which has not been disclosed in writing to Lender which had or could reasonably be expected to have a Material Adverse Effect.
2.8. Subsidiaries: Surety does not have any Subsidiaries or Affiliates, except as shown on Schedule "2.8" attached hereto and made part hereof.
2.9. Investments, Guarantees, Contracts, etc.:
(a) Surety has not entered into any leases for real or personal Property (whether as landlord or tenant or lessor or lessee), except as shown on Schedule "2.9(a)," attached hereto and made part hereof.
(b) Surety is not party to any contract or agreement, or subject to any charter or other corporate restriction, which has or could have a Material Adverse Effect.
2.10.     Government Regulations, etc.:
(a) Surety has obtained all licenses, permits, franchises or other governmental authorizations necessary for the ownership  of  its  Property and  for  the  conduct  of  its business.
(b) As of the date hereof, no employee benefit plan ("Pension Plan"), as defined in Section 3(2) of ERISA, maintained by Surety or under which Surety could have any liability under ERISA (i) has failed to meet the minimum funding standards established in Section 302 of ERISA, (ii) has failed to comply in a material respect with all applicable requirements of ERISA and of the Internal Revenue Code, including all applicable rulings and regulations thereunder, (iii) has engaged in or been involved in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Internal Revenue Code which would subject Surety to any material liability, or (iv) has been terminated if such termination would subject Surety to any material liability. Surety has not assumed, or received notice of a claim asserted against Surety for, withdrawal liability (as defined in Section 4207 of ERISA) with respect to any multi employer pension plan and is a member of any Controlled Group (as defined in ERISA). Surety has timely made all contributions when due with respect to any multi employer pension plan in which it participates and no event has occurred triggering a claim against Surety for withdrawal liability with respect to any multi employer pension plan in which Surety participates. All Employee Benefit Plans and multi employer pension plans in which Surety participates are shown on Schedule "2.10(b)" attached hereto and made part hereof.
(c) Surety is not in violation of or receipt of written notice that it is in violation of any applicable statute, regulation or ordinance of the United States of America, or of any state, city, town, municipality, county or of any other jurisdiction, or of any agency, or department thereof, (including, without limitation, Environmental Laws or government procurement regulations), a violation of which causes or could cause a Material Adverse Effect.

(d) Surety is current with all reports and documents required to be filed with any state or federal securities commission or similar agency and is in full compliance in all material respects with all applicable rules and regulations of such commissions.
2.11. Business Interruptions: Within two (2) years prior to the date hereof, none of the business, Property or operations of Surety has been materially and adversely affected in any way by any casualty, strike, lockout, combination of workers, order of the United States of America, or any state or local government, or any political subdivision or agency thereof, directed against Surety. There are no pending or, to Surety's knowledge, threatened labor disputes, strikes, lockouts or similar occurrences or grievances affecting Surety. Except as set forth on
Schedule 2.11, no labor contract of Surety is scheduled to expire prior to the Maturity Date.
2.12.     Names and Intellectual Property:
(a) Within five (5) years prior to the Closing Date, Surety has not conducted business under or used any other name (whether corporate or assumed) except for the names shown on Schedule "2.12(a)" attached hereto and made part hereof. Surety is the sole owner of its names listed on such Schedule "2.12(a)" and any and all business done and all invoices issued in such trade names are Surety's sales, business and invoices. Each trade name of Surety represents a division or trading style of Surety and not a separate Subsidiary or Affiliate or independent entity.
(b) All trademarks, service marks, patents or copyrights which Surety uses, plans to use or has a right to use are shown on Schedule "2.12(b)" attached hereto and made part hereof and Surety is the sole owner of such Property except to the extent any other Person has claims or rights in such Property, as such claims and rights are shown on Schedule "2.12(b)". Surety is not in violation of any rights of any other Person with respect to such Property.
(c) Except as shown on Schedule "2.12(c)" attached hereto and made part hereof, (i) Surety does not require any copyrights, patents, trademarks or other intellectual property, or any license(s) to use any patents, trademarks or other intellectual property in order to provide services to its customers in the ordinary course of business; and
(ii) Lender will not require any copyrights, patents, trademarks or other intellectual property or any licenses or consents to use the same in order to provide such services after the occurrence of an Event of Default.
2.13. Regulation O: No director, executive officer or principal shareholder of Surety is a director, executive officer or principal shareholder of Lender. For the purposes hereof the terms "director" "executive officer" and "principal shareholder" (when used with reference to Lender), have the respective meanings assigned thereto in Regulation O issued by the Board of Governors of the Federal Reserve System.
2.14. Solvency: After giving effect to the transactions contemplated under this Agreement, Surety is solvent, is able to pay its debts as they become due, and has capital sufficient to carry on its business and all businesses in which it is about to engage, and now owns Property having a value both at fair valuation and at present fair salable value greater than the amount required to pay Surety's debts. Surety will not be rendered insolvent by the execution and delivery of this Agreement or by the transactions contemplated hereunder.

3. Surety's Affirmative Covenants. The Surety covenants as follows, so long as any Obligations remain outstanding:
3.1. Payment of Taxes and Claims: Surety shall pay, before it becomes delinquent, all taxes, assessments and governmental charges, or levies imposed upon it, or upon Surety's Property, and all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other Persons, entitled to the benefit of statutory or common law Liens which, in any case, if unpaid, would result in the imposition of a Lien upon its Property; provided, however, that Surety shall not be required to pay any such tax, assessment, charge, levy, claim or demand if the amount, applicability or validity thereof, shall at the time, be contested in good faith and by appropriate proceedings by Surety, and if Surety shall have set aside on its books adequate reserves in respect thereof, if so required in accordance with GAAP; which deferment of payment is permissible so long as no Lien other than a Permitted Lien has been entered and Surety's title to, and its right to use, its Property are not materially adversely affected thereby.
3.2. Maintenance of Properties and Corporate Existence:
(a) Property-Surety shall maintain its Property in good condition (normal wear and tear excepted) make all necessary renewals, replacements, additions, betterments and improvements thereto and will pay and discharge when due the cost of repairs and maintenance to its Property, and will pay all rentals when due for all real estate leased by Surety.
(b) Property Insurance, Public and Products Liability Insurance-(i) Surety shall maintain insurance on all insurable tangible Property against fire, flood, casualty and such other hazards (including, without limitation, extended coverage, workmen's compensation, boiler and machinery, with inflation coverage by endorsement) and against public liability, product liability and business interruption, in each case in such amounts, with such deductibles and with such insurers as are customarily used by companies operating in the same industry as Surety. (ii) Surety further covenants that all insurance premiums owing under its current policies have been paid. Surety shall notify Lender, immediately, upon Surety's receipt of a notice of termination, cancellation, or non-renewal from its insurance company of any such policy.
(c) Corporate Existence and Rights-Surety shall do (or cause to be done) all things necessary to preserve and keep in full force and effect its existence, good standing, rights and franchises.
(d) Compliance with Laws-Surety shall be in compliance with any and all laws, ordinances, governmental rules and regulations, and court or administrative orders or decrees to which it is subject, whether federal, state or local, (including, without limitation, Environmental Laws and government procurement regulations) and shall obtain any and all licenses, permits, franchises or other governmental authorizations necessary to the ownership of its Property or to the conduct of its businesses, which violation or failure to obtain causes or could reasonably be expected to cause a Material Adverse Effect. Surety shall timely satisfy all assessments, fines, costs and penalties imposed (after exhaustion of all appeals, provided a stay has been put in effect during such appeal) by any Governmental Authority against Surety or any Property of Surety.

3.3. Litigation: Surety shall give prompt notice to Lender of any litigation claiming in excess of Five Hundred Thousand Dollars ($500,000), or which may otherwise have a Material Adverse Effect.
3.4.   Employee  Benefit  Plans:   Employee  Benefit  Plans:
Surety shall (a) fund all of its Pension Plan(s) in a manner that will satisfy the minimum funding standards of Section 302 of ERISA, (b) furnish Lender, promptly upon Lender's request, with copies of all reports or other statements filed with the United States Department of Labor, the PBGC or the IRS with respect to all Pension Plan(s), or which Surety, or any member of a Controlled Group, may receive from the United States Department of Labor, the IRS or the PBGC, with respect to all such Pension Plan(s), and (c) promptly advise Lender of the occurrence of any reportable event (as defined in Section 4043 of ERISA, other than a reportable event for which the thirty (30) day notice requirement has been waived by the PBGC) or prohibited transaction (under Section 406 of ERISA or Section 4975 of the Internal Revenue Code) with respect to any such Pension Plan(s) and the action which Surety proposes to take with respect thereto. Surety will make all contributions when due with respect to any multi employer pension plan in which it participates and will promptly advise Lender upon (x) its receipt of notice of the assertion against Surety of a claim for withdrawal liability, (y) the occurrence of any event which, to the best of Surety's knowledge, would trigger the assertion of a claim for withdrawal liability against Surety, and (z) upon the occurrence of any event which, to the best of each Surety's knowledge, would place Surety in a Controlled Group as a result of which any member (including Surety) thereof may be subject to a claim for withdrawal liability, whether liquidated or contingent.
3.5. Financial and Business Information: Surety shall deliver or cause to be delivered to Lender the following:
(a) Financial Statements and Collateral Reports-such data, reports, statements and information, financial or otherwise, as Lender may reasonably request, including, without limitation:
(i) within forty-five (45) days after the end of each calendar quarter, the income and cash flow statements of Surety and its Subsidiaries for such quarter and for the expired portion of the fiscal year ending with the end of such quarter, setting forth in comparative form the corresponding figures for the corresponding periods of the previous fiscal year, and the balance sheet of Surety and its Subsidiaries as at the end of such quarter, setting forth in comparative form the corresponding figures as at the end of the corresponding periods of the previous fiscal year, all in reasonable detail and certified by Surety's chief financial officer to have been prepared from the books and records of Surety;
(ii) within one hundred twenty (120) days after the end of each fiscal year of Surety, the income and cash flow statements of Surety and its Subsidiaries for such year, and the balance sheet of each Surety and its Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding figures as at the end of and for the previous fiscal year, all in reasonable detail, including all supporting schedules, and audited by an independent public accounting firm acceptable to Lender, and unqualifiedly certified to have been prepared in accordance with GAAP;
(b) Notice of Event of Default-promptly upon becoming aware of the existence of any condition or event which constitutes an Event of Default under this Agreement, a written notice specifying the nature and period of existence thereof and what action Surety is taking (and proposes to take) with respect thereto;
(c) Notice of Claimed Default-promptly upon receipt by Surety, notice of default, oral or written, given to either Surety by any creditor for Indebtedness for borrowed money, otherwise holding long term Indebtedness of Surety in excess of Five Hundred Thousand Dollars ($500,000); and
(d) Securities and Other Reports-if Surety shall be required to file reports with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, promptly upon its becoming available, one copy of each financial statement, report, notice or proxy statement sent by Surety, if any, to stockholders generally, and, a copy of each regular or periodic report, and any registration statement, or prospectus in respect thereof, filed by Surety with any securities exchange or with federal or state securities and exchange commissions or any successor agency.
3.6. Audits and Inspection: Surety shall permit any of Lender's officers or other representatives to visit and inspect upon reasonable notice during business hours any of the locations of Surety, to examine and audit all of Surety's books of account, records, reports and other papers, to make copies and extracts therefrom and to discuss its affairs, finances and accounts with its officers, employees and independent certified public accountants all at Surety's expense at the standard rates charged by Lender for such activities, plus Lender's reasonable out-of-pocket expenses.
3.7.  Tax  Returns, Financial Statements and Other  Reports:
Promptly after each calendar year (but in any event no later than September 15), Surety shall promptly furnish, or shall cause to be furnished, to Lender copies of the annual federal and state income tax returns of Surety for the immediately preceding year. Surety further agrees that, if requested by Lender, it shall promptly furnish Lender with copies of all material reports filed with any federal, state or local Governmental Authority.
3.8. Information to Participant: Lender may divulge to any participant, assignee or co-lender or prospective participant, assignee or co lender it may obtain in the Loan or any portion thereof, all information, and furnish to such Person copies of any reports, financial statements, certificates, and documents obtained under any provision of this Agreement, or related agreements and documents.

4.   Surety's Negative Covenants.
     Surety covenants as follows, so long as the Obligations
remain outstanding:
4.1. Merger, Consolidation, Dissolution or Liquidation:
(a) Except as provided in the Consolidation Transaction, Surety shall not engage in any Asset Sale other than: (i) Inventory sold in the ordinary course of Surety's business, or (ii) disposition in the ordinary course of business of obsolete or nonworking equipment, which, if reasonably necessary, shall be promptly replaced by other equipment of comparable or superior quality and value.
(b) Except with respect to the Consolidation Transaction, Surety shall not merge or consolidate with any other Person or engage in a division, conversion, dissolution or liquidation. Surety shall give Lender written notice of the completion of the transactions contemplated by the Consolidation Transaction promptly following completion thereof and provide Lender, upon request, with copies of all material agreements related thereto.
4.2. Acquisitions: Except with respect to the Consolidation Transactions, Surety shall not acquire all or a material portion of the Capital Stock or assets of any Person in any transaction or in any series of related transactions or enter into any sale and leaseback transaction.
4.3. Liens and Encumbrances: Surety shall not: (i) execute or permit to exist a negative pledge agreement with any Person covering any of its Property, or (ii) cause or permit or agree or consent to cause or permit in the future (upon the happening of a contingency or otherwise), its Property (including, without limitation, the Collateral), whether now owned or hereafter acquired, to be subject to a Lien or be subject to any claim except for Permitted Liens.
4.4. Transactions With Affiliates or Subsidiaries: Except with respect to the Consolidation Transaction, Surety shall not enter into any transaction with any Subsidiary or other Affiliate, including, without limitation, the purchase, sale, or exchange of Property, or the loaning or giving of funds to any Affiliate or any Subsidiary unless: (i) such Subsidiary or Affiliate is engaged in a business substantially related to the business conducted by Surety, and the transaction is in the ordinary course of and pursuant to the reasonable requirements of Surety's business and upon terms substantially the same and no less favorable to Surety as it would obtain in a comparable arm's length transaction with any Person not an Affiliate or a Subsidiary, or if not on any arm's length basis then such transaction would not have a Material Adverse Effect, and in any event so long as such transaction is not prohibited hereunder and any obligations incurred by Surety as a result thereof are subordinated to the Obligations under agreements acceptable to Lender; or (ii) such transaction is intended for incidental administrative purposes.
4.5. Guarantees: Excepting the endorsement in the ordinary course of business of negotiable instruments for deposit or collection, Surety shall not become or be liable, directly or indirectly, primary or secondary, matured or contingent, in any manner, whether as guarantor, surety, accommodation maker, or otherwise, for the existing or future Indebtedness of any kind of any Person.
4.6. Indebtedness: Surety shall not incur or be liable at any time for any Indebtedness except for Permitted Indebtedness.
4.7. Loans and Investments: Surety shall not make or have outstanding loans, advances, extensions of credit or capital contributions to, or investments in, any Person other than Permitted Investments.
4.8. Use of Party's Name: Neither Party hereto shall use the other party's name in connection with any of its business operations. Nothing herein contained is intended to permit or authorize either party to make any contract on behalf of the other.
4.9. Miscellaneous Covenants:
(a) Surety shall not become or be a party to any contract or agreement which at the time of becoming a party to such contract or agreement materially impairs Surety's ability to perform under this Agreement, or under any other instrument, agreement or document to which Surety is a party or by which it is or may be bound.
(b) Surety shall not carry or purchase any "margin stock" within the meaning of Regulations U, T or X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II.

4.10. Jurisdiction of Organization: Surety shall not change its jurisdiction of organization.
4.11. Change of Control: There shall not occur a Change of Control.

5.   Events of Default.
5.1. Each of the following events shall constitute an event of default ("Event of Default"):
(a) Payments - Surety fails to make any monetary payment on the date such payment is due and payable; or
(b) Particular Covenant Defaults - Surety fails to perform, comply with or observe any covenant or undertaking contained in this Agreement (other than with respect to the covenants contained in Section 3.5 and Section 4 for which no cure period shall exist) and such failure continues for thirty
(30) days after the occurrence thereof; or
(c) Financial Information any statement, report, financial statement, or certificate made or delivered by Surety or any of its officers, employees or agents to Lender is not true and correct, in all material respects, when made; or
(d) Warranties or Representations any warranty, representation or other statement by or on behalf of Surety contained in or pursuant to this Agreement or in any document, agreement or instrument furnished in compliance with, relating to, or in reference to this Agreement, is false, erroneous, or misleading in any material respect when made; or
(e) Agreements with Others - The holder of any Indebtedness of Surety in excess of Two Hundred Fifty Thousand Dollars ($250,000) accelerates the payment of Surety's obligations, which are the subject thereof, prior to the maturity date or prior to the regularly scheduled date of payment;
(f) Judgments any final judgment for the payment of money in excess of Seven Hundred Fifty Thousand Dollars ($750,000) in the aggregate (i) which is not fully and unconditionally covered by insurance or (ii) for which Surety has not established a cash or cash equivalent reserve in the full amount of such judgment, shall be rendered by a court of record against Surety and such judgment shall continue unsatisfied and in effect for a period of thirty (30) consecutive days without being vacated, discharged, satisfied or bonded pending appeal; or
(g) Assignment for Benefit of Creditors, etc. if Surety makes or proposes in writing, an assignment for the benefit of creditors generally, offers a composition or extension to creditors, or makes or sends notice of an intended bulk sale of any business or assets now or hereafter owned or conducted by Surety; or
(h) Bankruptcy, Dissolution, etc. upon the commencement of any action for the dissolution or liquidation of Surety, or the commencement of any proceeding to avoid any transaction entered into by Surety, or the commencement of any case or proceeding for reorganization or liquidation of Surety's debts under the Bankruptcy Code or any other state or federal law, now or hereafter enacted for the relief of debtors, whether instituted by or against Surety; provided however, that Surety shall have thirty (30) days to obtain the dismissal or discharge of involuntary proceedings filed against it, it being understood that during such thirty (30) day period, Lender may seek adequate protection in any bankruptcy proceeding; or

(i)    Receiver    upon  the  appointment  of  a   receiver,
liquidator, custodian, trustee or similar official or fiduciary for Surety or for Surety's Property; or
(j) Termination of Business if Surety ceases any material portion of its business operations as presently conducted; or
(k) Pension Benefits, etc. if Surety fails to comply with ERISA so that proceedings are commenced to appoint a trustee under ERISA to administer Surety's employee plans or the PBGC institutes proceedings to appoint a trustee to administer such plan(s), or a Lien is entered to secure any deficiency or claim or a "reportable event" as defined under ERISA occurs; or
(l) Loan Documents - if any breach or default occurs under the Loan Agreement or any of the Loan Documents; or
(m) Liens - if any Lien in favor of Lender shall cease to be valid, enforceable and perfected and prior to all other Liens other than Permitted Liens or if Surety or any Governmental Authority shall assert any of the foregoing; or
(n) Material Adverse Effect - if there is any change in Surety's financial condition which, in Lender's reasonable opinion, has or would be reasonably likely to have a Material Adverse Effect.
5.2. Cure: Nothing contained in this Agreement or the Loan Documents shall be deemed to compel Lender to accept a cure of any Event of Default hereunder.
5.3. Rights and Remedies on Default: To the extent permitted by law, in addition to all other rights, options and remedies granted or available to Lender under this Agreement, or otherwise available at law or in equity, upon or at any time after the occurrence and during the continuance of an Event of Default, Lender may, in its discretion, declare the Obligations immediately due and payable, all without demand, notice, presentment or protest or further action of any kind (it also being understood that the occurrence of any of the events or conditions set forth in Sections 5.1(g),(h) or (i) shall automatically cause an acceleration of the Obligations).

6.   Surety Acknowledgements.
(a) The Surety hereby waives notice of (i) acceptance of this Agreement, (ii) the existence or incurring from time to time of any Obligations guaranteed hereunder, (iii) the existence of any Event of Default, the making of demand, nonpayment, or the taking of any action by Lender, under the Loan Agreement, and (iv) default and demand hereunder.
(b) The Surety further acknowledges that the Surety (i) has examined or had the opportunity to examine the Loan Agreement and related agreements and (ii) waives any defense which may exist resulting from the Surety's failure to receive or examine at any time the Loan Documents or any amendments, supplements, restatements or replacements therefor.
(c)   The  Surety  acknowledges that in entering  into  this
Agreement the Surety is not relying upon any statement, representation, warranty or opinion of any kind from Lender as to the present or future financial condition, performance, assets, liabilities or prospects of Borrower or as to any other matter.

7. Lender Actions. The Surety hereby consents and agrees that Lender may at any time or from time to time in Lender's discretion (a) extend or change the time of payment and/or change the manner, place or terms of payment of any or all Obligations, (b) amend, supplement, restate or replace the Loan Agreement or any related agreements, (c) renew or extend any financing now or hereafter reflected by the Loan Agreement or the maturity thereof or increase (without limit of any kind and whether related or unrelated) or decrease loans and extensions of credit to Borrower, (d) modify the terms and conditions under which loans and extensions of credit may be made to Borrower, (e) settle, compromise or grant releases for liabilities of Borrower, and/or any other Person or Persons liable with Borrower for, any Obligations,
(f) exchange, compromise, release or surrender, or subordinate or release any lien on, any property (including any collections therefrom or proceeds thereof) of Borrower or any other Person or Persons now or hereafter securing any of the Obligations, and (g) apply any and all payments and proceeds of any property of any Person securing any or all of the Obligations received by Lender at any time against the Obligations in any order as Lender may determine; all of the foregoing in such manner and upon such terms as Lender may see fit, and without notice to or further consent from the Surety, who hereby agrees to be and shall remain bound upon this Agreement notwithstanding any such action on Lender's part.
8. Scope of Guaranty. The Agreement is an agreement of suretyship and a guaranty of payment and not of collection. The liability of the Surety hereunder is absolute, primary, unlimited and unconditional and shall not be reduced, impaired or affected in any way by reason of (a) any failure to obtain, retain or preserve, or the lack of prior enforcement of, any rights against any Person or Persons liable for the Obligations (including Borrower and the Surety) or in any property, (b) the invalidity, unenforceability or voidability of any Obligations or any liens or rights in any property pledged by any Person or Persons, (c) any delay in making demand upon Borrower or any delay in enforcing, or any failure to enforce, any rights against Borrower or any other Person or Persons liable for any or all of the Obligations or in any property pledged by any Person or Persons, even if such rights are thereby lost,
(d) any failure, neglect or omission on Lender's part to obtain, perfect or continue any lien upon, protect, exercise rights against, or realize on, any property of Borrower, the Surety or any other party securing the Obligations, (e) the existence or nonexistence of any defenses which may be available  to  the Borrower with respect to the Obligations,
(f)  the  granting of any waiver or forbearance at any  time and for any period with respect to any performance by Borrower or any Event(s) of Default under the Loan Agreement, (g) the commencement of any bankruptcy, reorganization, liquidation, dissolution or receivership proceeding or case filed by or against Borrower or any Surety or (h) any other fact, event, condition or omission which may give rise to a suretyship defense. Surety promises and undertakes to make all payments hereunder free and clear of any deduction, offset, defense, claim or counterclaim of any kind.

9. Reinstatement. If any or all payments or proceeds of property securing any or all of the Obligations made from time to time to Lender with respect to any obligation hereby guaranteed are at any time recovered from, or repaid by, Lender in whole or in part in any bankruptcy, reorganization, receivership, insolvency or similar case or proceeding instituted by or against Borrower, this Agreement shall continue to be fully applicable to (or, as the case may be, reinstated to be applicable to) such obligation to the same extent as if the recovered or repaid payment(s) or proceeds had never been originally paid to Lender.

10. Cumulative Remedies. All rights and remedies hereunder and under the Loan Documents, and related agreements, are cumulative and not alternative, and Lender may proceed in any order from time to time against Borrower, the Surety and/or any other Person or Persons liable for any or all of the Obligations and their respective assets. Lender shall not have any obligation to proceed at any time or in any manner against, or exhaust any or all of Lender's rights against, Borrower or any other Person or Persons liable for any or all of the Obligations prior to proceeding against the Surety hereunder.

11. Subrogation. Any and all rights of any nature of the Surety to subrogation, reimbursement or indemnity and any right of the Surety to recourse to any assets or property of, or payment from, Borrower or any other Person or Persons liable for any or all of the Obligations as a result of any payments made or to be made hereunder for any reason shall be unconditionally subordinated to all of Lender's rights under the Loan Agreement and the Surety shall not at any time exercise any of such rights unless and until all of the Obligations have been unconditionally paid in full. Any payments received by the Surety in violation of this Section 7 shall be held in trust for and immediately remitted to Lender

12. Lender Records. Lender's books and records of any and all of the Obligations, absent manifest error, shall be prima facie evidence against the Surety of the indebtedness owing or to become owing to Lender hereunder.

13. Continuing Surety. The liability of the Surety under this Agreement may not be revoked or terminated and this Agreement shall constitute a continuing surety obligation with respect to all Obligations from time to time incurred or arising and shall continue in effect until all Obligations are indefeasibly paid and satisfied.

14. Setoff. The Surety agrees that Lender shall have a right of setoff against any and all property of the Surety now or at any time in Lender's possession, including without limitation deposit accounts, and the proceeds thereof, as security for the obligations of the Surety hereunder.

15. Acceleration. If an Event of Default occurs and is continuing under the Loan Agreement, then all of the Surety's liabilities of every kind or nature to Lender hereunder shall, at Lender's option, become immediately due and payable and Lender may at any time and from time to time, at Lender's option (regardless of whether the liability of Borrower or any other Person or Persons liable for any or all of the Obligations has matured or may then be enforced), take any and/or all actions and enforce all rights and remedies available hereunder or under applicable law to collect the Surety's liabilities hereunder.

16. Enforcement Timing. Failure or delay in exercising any right or remedy against the Surety hereunder shall not be deemed a waiver thereof or preclude the exercise of any other right or remedy hereunder. No waiver of any breach of any provision of this Agreement shall be construed as a waiver of any subsequent breach or of any other provision.

17. Successors and Assigns. This Agreement shall (a) be legally binding upon the Surety, and the Surety's successors and assigns, provided that the Surety's obligations hereunder may not be delegated or assigned without Lender's prior written consent and (b) benefit any and all of Lender's successors and assigns.

18. Entire Agreement. This Agreement embodies the whole agreement and understanding of the parties hereto relative to the subject matter hereof. No modification or waiver of any provision hereof shall be enforceable unless approved by Lender in writing.

19. Governing Law and Jury Trial. THIS AGREEMENT SHALL IN ALL RESPECTS BE INTERPRETED, CONSTRUED AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK. THE SURETY IRREVOCABLY KNOWINGLY AND VOLUNTARILY (I) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSES OF ANY LITIGATION OR PROCEEDING HEREUNDER OR CONCERNING THE TERMS HEREOF AND (II) WAIVES THE RIGHT TO A JURY TRIAL WITH RESPECT TO ANY LITIGATION, CLAIMS OR PROCEEDING HEREUNDER OR CONCERNING THE TERMS HEREOF OR OTHERWISE IN CONNECTION WITH THE SURETY'S DEALINGS WITH LENDER.

20.  Notices.
(a) In any action or proceeding brought by Lender to enforce the terms hereof, the Surety waives personal service of the summons, complaint, and any motion or other process, and agrees that notice thereof may be served (i) in person,
(ii)   by  registered  or  certified  mail,  return  receipt
requested, or (iii) by nationally recognized overnight courier (in the case of (i) above, on the date of delivery, in the case of (ii) above, on the 3rd day after deposit in the U.S. mail, and in the case of (iii) above, on the Business Day following delivery to the courier). Service may be made at the address of the Surety on the signature page hereof or such other address at which Surety is then located.
(b) Any and all notices which may be given to the Surety by Lender hereunder shall be sent to the Surety at the address of the Surety set forth on the signature page hereof (or such other address at which the Surety is then located) and shall be deemed given to and received (on the date delivered) by the Surety if sent by facsimile transmission or if sent in the manner provided for service of process in paragraph 20(a) above.

21. Maximum Liability. To the extent that applicable law otherwise would render any of the obligations of Surety hereunder invalid or unenforceable, Surety's obligations hereunder shall be limited to the maximum amount which does not result in such invalidity or unenforceability, provided, however, that Surety's obligations hereunder shall be presumptively valid and enforceable to their fullest extent in accordance with the terms hereof, as if this Section 21 were not a part of this Agreement.

22.   Severability.   The invalidity or unenforceability  of
any   provision  hereof  shall  not  affect  the   remaining
provisions which shall remain in full force and effect.

            [SIGNATURES APPEAR ON FOLLOWING PAGE]


     DATED the date and year first above written.

                                   EMPIRE RESORTS, INC.

                            By:  /s/ Scott A. Kaniewski
                            Name:  Scott  A. Kaniewski
                            Address: